Business Segment Information	12 Months Ended
Sep. 30, 2017
Business Segment Information
Business Segment Information

NOTE 16—BUSINESS SEGMENT INFORMATION

We define our operating segments and reportable segments based on the way our chief executive officer, who we have concluded is our chief operating decision maker, manages our operations for purposes of allocating resources and assessing performance and we continually reassess our operating segment and reportable segment designation based upon these criteria. Through September 30, 2017 we operated in three primary business segments: CTS, CGD Services, and CGD Systems. CTS designs, produces, installs and services electronic revenue collection systems for mass transit projects, including railways and buses. CGD Services provides training, operations, intelligence, maintenance, technical and other services to the U.S. government and allied nations. CGD Systems performs work under U.S. and foreign government contracts relating to electronic defense systems and equipment. CGD Systems products include customized military range instrumentation, laser based training systems, and virtual simulation systems.

In 2016 we formalized the structure of our CMS business unit within our CGD Systems operating segment. CMS combines and integrates our command, control, communications, computers, intelligence, surveillance and reconnaissance (C4ISR) and secure communications operations. Following the formalization of the structure of our CMS business, our chief executive officer began receiving reports of our business activities in multiple different formats and began to use the results of the CMS business activities for certain aspects of resource allocation decisions and performance assessments. However, based upon our September 30, 2017 assessment of our operating segments and reportable segments we concluded based upon factors such as the nature of the business activities and customers, and the nature of information presented to our Board of Directors, that CMS was not an operating segment at September 30, 2017. In the first quarter of fiscal 2018 additional aspects of resource allocation and performance assessment began being made at the CMS level. As such, we concluded that CMS became a separate operating segment and reportable segment beginning on October 1, 2017. Consequently, we began reporting segment information for the CMS reportable segment separately from CGD Systems and applicable prior period amounts have been adjusted retrospectively to reflect the reportable segment change.

In addition, on May 31, 2018, Cubic completed the previously announced sale of the subsidiaries that comprised the CGD Services segment to an unrelated entity. As a result of the sale, CGD Services is accounted for as a discontinued operation for all periods presented.

As a result of the changes described above, these financial statements reflect our operating segments and reportable segments for all periods presented as CTS, CMS, and CGD Systems exclusive of CGD Services.

We evaluate performance and allocate resources based on total segment operating profit or loss. The accounting policies of the reportable segments are the same as those described in the summary of significant accounting policies. Intersegment sales and transfers are immaterial and are eliminated in consolidation.

Our reportable segments are business units that offer different products and services. Operating results for each segment are reported separately to senior corporate management to make decisions as to the allocation of corporate resources and to assess performance.

Business segment financial data is as follows (in millions):

	Year Ended
	September 30,
	2017	2016	2015
Sales:
Cubic Transportation Systems	$578.6	$586.4	$566.8
Cubic Global Defense Systems	360.2	374.7	369.6
Cubic Mission Solutions	168.9	109.5	92.5
Total sales	$1,107.7	$1,070.6	$1,028.9

Operating income (loss):
Cubic Transportation Systems	$39.8	$57.5	$75.9
Cubic Global Defense Systems	28.1	19.9	15.3
Cubic Mission Solutions	(9.3)	(37.0)	3.1
Unallocated corporate expenses	(56.0)	(52.0)	(33.9)
Total operating income (loss)	$2.6	$(11.6)	$60.4

Assets:
Cubic Transportation Systems	$335.1	$338.2	$410.0
Cubic Global Defense Systems	280.1	211.8	195.9
Cubic Mission Solutions	390.5	404.4	145.3
Corporate	156.4	364.8	351.5
Discontinued Operations	174.2	185.5	197.6
Total assets	$1,336.3	$1,504.7	$1,300.3

Depreciation and amortization:
Cubic Transportation Systems	$8.8	$8.2	$10.8
Cubic Global Defense Systems	10.4	7.5	7.8
Cubic Mission Solutions	23.8	21.2	9.3
Corporate	5.0	3.4	1.3
Total depreciation and amortization	$48.0	$40.3	$29.2

Capital expenditures:
Cubic Transportation Systems	$6.9	$2.2	$2.0
Cubic Global Defense Systems	5.9	6.8	0.5
Cubic Mission Solutions	1.7	2.1	0.1
Corporate	22.4	21.0	19.6
Total expenditures for long-lived assets	$36.9	$32.1	$22.2

Years ended September 30,	2017	2016	2015

Geographic Information:
Sales (a):
United States	$522.8	$471.6	$397.8
United Kingdom	219.4	243.0	282.4
Canada	31.5	44.6	17.5
Australia	175.6	154.0	164.6
Middle East	64.8	71.0	67.7
Far East	47.9	40.0	39.3
Other	45.7	46.4	59.6
Total sales	$1,107.7	$1,070.6	$1,028.9
(a)	Sales are attributed to countries or regions based on the location of customers.

Years ended September 30,	2017	2016	2015
Long-lived assets, net:
United States	$100.6	$83.9	$59.3
United Kingdom	11.7	9.4	8.6
Other foreign countries	7.3	5.3	4.3
Total long-lived assets, net	$119.6	$98.6	$72.2

CGD Systems and CMS segment sales include $327.8 million, $267.5 million and $267.9 million in 2017, 2016 and 2015, respectively, of sales to U.S. government agencies. CTS segment sales include $147.3 million, $156.3 million and $183.2 million in 2017, 2016 and 2015, respectively, of sales under various contracts with our customer, Transport for London. No other customer accounts for 10% or more of our revenues for any periods presented.

Changes in estimates on contracts for which revenue is recognized using the cost-to-cost percentage-of-completion method increased operating income by approximately $5.7 million in 2017 and decreased operating income by approximately $0.9 million and $13.8 million in 2016 and 2015, respectively. These adjustments increased net income from continuing operations by approximately $3.2 million ($0.12 per share) and decreased net income from continuing operations by approximately $0.5 million ($0.02 per share) and $7.5 million ($0.28 per share) in 2017, 2016 and 2015, respectively.

Certain of our transportation systems service contracts contain service level or system usage incentives, for which we recognize revenues when the incentive award is fixed or determinable. These contract incentives are generally based upon monthly service levels or monthly performance and become fixed or determinable on a monthly basis. However, one of our legacy transportation systems service contracts that terminated in late fiscal 2015 contained annual system usage incentive which were based upon system usage compared to annual baseline amounts. For this contract the annual system usage incentives were not considered fixed or determinable until the end of the contract year for which the incentives are measured, which fell within the second quarter of our fiscal year. During the second quarter of fiscal year ended September 30, 2015, we recognized sales of $9.3 million related to annual system usage incentives on this transportation systems contract. In August 2015 we completed this contract and recognized an additional $3.1 million related to the final amount of system usage incentives. The recognition of these system usage incentives resulted in additional operating income of the same amounts in these respective periods. Upon completion of this contract we entered into a new service contract with this customer that is structured differently than the contract that completed in August 2015; the new contract does not have any significant system usage incentives.

In fiscal years 2017, 2016, and 2015 we conducted a number of restructuring initiatives. In 2017 we incurred $2.3 million of charges for restructuring efforts which included $1.0 million of unallocated corporate expenses incurred to increase the centralization and efficiency of our manufacturing processes, and $0.9 million of restructuring charges incurred by our CGD Systems businesses related to the elimination of a level of management in CGD Systems simulator business.

In 2016, we incurred $1.3 million of charges related to restructuring which included $0.3 million incurred by our CGD Systems segment as restructuring costs in connection with the formalization of our CMS business division described above. In addition, during fiscal 2016, our CTS business implemented a restructuring plan to reduce headcount by approximately 20 in order to rebalance our resources with work levels. CTS incurred resulting restructuring charges of $1.0 million in connection with this initiative.

In 2015, we incurred $5.7 million of restructuring charges, including $4.6 million incurred by our CGD Systems segment related to restructuring our defense services and defense systems businesses into a single organization to better align our defense business organizational structure with customer requirements, increase operational efficiencies and improve collaboration and innovation across the company. In addition, CTS incurred $0.6 million of restructuring costs and we incurred $0.5 million of unallocated corporate expenses related to various restructuring activities.

Restructuring charges incurred by business segment were as follows (in millions):

	Year Ended
	September 30,
	2017	2016	2015

Restructuring costs:
Cubic Transportation Systems	$0.4	$1.0	$0.6
Cubic Global Defense Systems	0.9	0.3	4.6
Unallocated corporate expenses and other	1.0	—	0.5
Total restructuring costs	$2.3	$1.3	$5.7

A summary of the activity relating to the restructuring liability and employee separation expenses, which is included within accrued compensation and other current liabilities within our Consolidated Balance Sheet, is as follows (in thousands):

Employee Separation
Balance as of October 1, 2015	$1,893
Accrued costs	1,278
Cash payments	(2,618)
Balance as of September 30, 2016	553
Accrued costs	2,260
Cash payments	(1,838)
Balance as of September 30, 2017	$975

Certain restructuring costs are based upon estimates. Actual amounts paid may ultimately differ from these estimates. If additional costs are incurred or recognized amounts exceed costs, such changes in estimates will be recognized when incurred. The total costs of each of the restructuring plans described above are not expected to be significantly greater than the charges incurred to date.

During fiscal year 2017 our CGD Systems segment made a $2.7 million loan to a private company in the U.S. that develops technologies for aircraft systems. CGD Systems also obtained warrants in the company in connection with the debt financing. Both the note receivable and warrants are classified as non-current assets on our Balance Sheet. The note receivable is held at amortized cost and the warrants are held at their historical cost. On a quarterly basis we consider whether any portion of the value of the warrants or note receivable may have been impaired. In fiscal 2017 we recognized an impairment loss of $0.2 million on the warrants based upon the estimated decrease in the fair value of this private company. If the private company that we financed does not successfully develop or commercialize its technologies, we could be required to recognize further impairments in the future.